Exhibit 99.1

4th Largest Apartment REIT Approximately 70,000 apartment homes $8.0 billion total market cap Portfolio positioned to capture job and demographic trends Proven Record of Delivering Shareholder Return: Year to Date: 39% 2 Years: 27% 5 Years: 24% 10 Years: 16% 30 consecutive years of dividend increases Compelling Growth Strategy Operations - accelerating momentum Development/Redevelopment - $2.3 billion pipeline UDR Overview Los Altos - Altamonte Springs, FL

Creating Value and Making Money 5 Ways Strong Operator Delivering Stable, Predictable Returns, 6.3% YTD Same Store Sales Growth Disciplined Approach to Buying Communities Capturing Value through Sales, created by Demand for Institutional-quality Apartment in Job Growth Markets Creating Value through Development and Redevelopment $905 million investment totaling 7,581 homes $1.3 billion annual future investment totaling 8,065 homes $63 million invested YTD for 5,615 kitchen and bath renovations Compelling Value Creation Strategy UDR - Overview

Acquisitions have focused on well-positioned communities where UDR can add value through redevelopment opportunities and operations. 15% of UDR 2006 NOI is Expected to Come from Florida Communities Overview of Florida Holdings

UDR Orlando Holdings Fisherman's Village - Orlando, FL Arbors at Lee Vista - Orlando, FL

Arbors at Lee Vista UDR - Orlando Year Built 1991 Year Purchased 1997 Number of Homes 338 Average Monthly Market Rent per Home: $987 Cost of Alternative Housing: Median Price of Nearby Single-Family Homes: $350,000 Median Household Income of Orlando: $49,246 Home Amenities: Air Conditioning, Cable or Satellite TV, Ceiling Fan, Dishwasher, Disposal, Large Closets, Microwave, Private Patio, Washer and/or Washer/Dryer Hookup, Window Coverings Community Amenities: Basketball Court, Business Center, Clubhouse, Fitness Center, Guest Room, High Speed Internet, On-Site Maintenance & Management, Sauna, Sun Deck, Swimming Pool, Tennis Court Arbors at Lee Vista is currently 96.7% leased as of October 31, 2006 Neighborhood Highlights: Located in the growing prestigious Lee Vista area. Within 2 miles of the Orlando International Airport. Majors employers include Southwest Airlines, Oracle Corporation, Lockheed Martin, Florida Hospital. Within minutes of Lake Nona, future home of the University of Central Florida's Medical School and VA Hospital. Within 1 mile of 528 & 417 which provide easy access to Downtown Orlando, Walt Disney World and Tampa. Year-over-Year Growth - Arbors at Lee Vista Recent Improvements: Over 100 Kitchen/Bath Renovations Limited Scope Renovations Including Improved landscaping Updated fitness room Improvements to pools and deck areas Parking lot/sidewalk/stair renovation New fencing Improved lighting and signage

Fisherman's Village UDR - Orlando Year Built 1984 Year Purchased 1995 Number of Homes 280 Average Monthly Market Rent per Home: $943 Cost of Alternative Housing: Median Price of Nearby Single-Family Homes: $250,000 Median Household Income of Orlando: $49,246 Home Amenities: Air Conditioning, Cable or Satellite TV, Ceiling Fan, Dishwasher, Disposal, Large Closets, Microwave, Private Patio, Washer and/or Washer/Dryer Hookup, Window Coverings Community Amenities: Basketball Court, Business Center, Clubhouse, Fitness Center, Guest Room, High Speed Internet, On-Site Maintenance & Management, Sauna, Sun Deck, Swimming Pool, Tennis Court Fisherman's Village is currently 96.8% leased as of October 31, 2006 Neighborhood Highlights: Frontage location to Highway 436 provides easy access to all major highways, employers, and attractions. It also enjoys excellent visibility for drive by traffic sources. Within 3 miles of the Orlando International Airport Major employers include City of Orlando, Walt Disney World, Universal Orlando, and Orlando International Airport High barrier to entry market limits additional competition. Recent Improvements: Over 50 Kitchen/Bath Renovations Limited Scope Renovations Including Clubhouse renovation Improved landscaping Updated fitness room Improvements to pools and deck area Parking lot/sidewalk/stair renovation New fencing Improved lighting and signage Year-over-Year Growth - Fisherman's Village

UDR Tampa Holdings Island Walk - Tampa, FL

Built in 1991, Purchased by UDR in December 1998 896 Homes Original Investment: $39.8 million ($44,420 per home) The Puzzle: Large community requires traffic of 160 each month to stay fully occupied Well located property in need of renovation Community includes Villages of Bay Port with median homes selling for $733,000 The Solution: Redevelop 400 homes (kitchen/bath, exterior renovation, etc.) Convert 496 homes into condominiums Develop 54 town homes on adjacent land Island Walk (formerly known as Parker's Landing) - Tampa, FL Island Walk (formerly known as Parker's Landing) - Tampa, FL UDR - Value Creation Initiatives

54 Townhomes (new development) 176 Condos (Phase I) 400 Apartments (redeveloped) 320 Condos (Phase II) Island Walk, Tampa, FL UDR - Value Creation Initiatives Value Creation Opportunity: Townhomes: ~ $6 million Condos: ~ $20 million Redevelopment: ~ $10 million Total: ~$36 Million

400 Homes Full Scope Redevelopment Modified roofline, installed architectural shingles Added columns, gables, architectural build outs Renovated kitchens and baths, removed walls Replaced windows and doors Replaced water heaters and HVAC Cash Flow Expected to Grow by 40% to Nearly $5 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million After Before Island Walk - Tampa, FL Island Walk - Tampa, FL UDR - Value Creation Initiatives

Island Walk - Apartment Highlights Neighborhood Highlights: Located on a private island with private boat docks Within 7 miles of the Tampa Airport Major employers including Verizon, Chase Manhattan, Town & Country Hospital and Lockheed Martin are located within 5 miles Located near Florida 580 and 587, providing excellent access to downtown Tampa and to Orlando Number of Homes 400 Average Monthly Market Rent per Home: $1,010 Cost of Alternative Housing: Price of Nearby Single-Family Homes: $733,000 Median Household Income of Tampa: $49,250 Median Household Income of Island Walk Zip Code: $56,654 Home Amenities: Air Conditioning, Cable TV, Ceiling Fan, Dishwasher, Disposal, Large Closets, Microwave, Private Patio, Washer/Dryer, Window Coverings Community Amenities: Business Center, Clubhouse, Fitness Center, Guest Room, High Speed Internet, On-Site Maintenance & Management, Sun Deck, Swimming Pool, Tennis Court Island Walk is 95.5% occupied as of September 30, 2006 UDR - Value Creation Initiatives

Value Creation Case Study The Gallery at Bayport Phase I 176 homes 169 homes sold at average price of $156,400 The Gallery at Bayport Phase II 320 homes First closings expected in 2007 Value Created: $20M Island Walk - Condo Conversion Island Walk - Condo Conversion

Value Creation Case Study 54 Town Homes Expected Sales Price: $400,000 per Home First Closings Expected in 2007/2008 Value Created: > $6 million Island Walk - Town Homes

Reinvest with Exterior Upgrades and Interior Renovations 14 Communities Underway 4,635 homes 1,601 homes in Florida Targeting 8% to 10% Stabilized ROI 2,285 Homes Under Study Redevelopment UDR - Value Creation Initiatives

Development Presale - The Place at Millenia Orlando, Florida 371 Homes $53 million Budget Expected returns of 7.0% to 7.5% Expected completion date: 3Q07 Estimated $10 million Value Created Other Value Creation Initiatives

Built in 1984, Purchased by UDR in April 1994 360 Homes Full Scope Redevelopment Approaching Completion 57% Growth in Cash Flow to Nearly $2.3 million 7% - 8% Cash on Cash Return Value Created: ~ $13 million After Before Redevelopment Altamira Place - Altamonte Springs, FL Other Value Creation Initiatives

Built in 1981, Purchased by UDR in March 1993. 296 Homes Full Scope Redevelopment Expected Completion 4Q07 Project Benefits: 57% Growth in Cash Flow to $2.6 million 6% - 7% Cash on Cash Return ~ $10 million Value Created After Before Redevelopment Dover Village - Orlando, FL Dover Village - Orlando, FL Dover Village - Orlando, FL Dover Village - Orlando, FL Dover Village - Orlando, FL Other Value Creation Initiatives

Redevelopment - Kitchen/Bath Program After Before Remington on the Green - Raleigh, NC Goals of K/B Program Increase NAV Low-Risk Redevelopment Attract Higher-Grade Resident Higher rent Better care of asset Neighborhood quality Flexibility/Modernization Standardization ? Lower cost maintenance Other Value Creation Initiatives

Before After Providence Court - Charlotte, NC Redevelopment - Kitchen/Bath Program Other Value Creation Initiatives Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. Targeting 8% to 10% Stabilized ROI 14,000 Completed; > 20,000 in Pipeline Rent Increase Examples: Before After So. California $1,270 $1,408 No. California $1,189 $1,325 Monterey $996 $1,093 Baltimore $953 $1,035 Portland $764 $907 Orlando $769 $895 Tampa $779 $889 We are Absorbing ~ $0.01 FFO per Quarter in Dilution from Homes Out of Service for K/B Renovation, Full Scope Renovations and Condo Conversion

After Before Legacy at Mayland - Richmond, VA How We Are Doing It Better? Complexity of execution Cross department cohesion Start with good location Cutting edge design Better cabinets Granite Stainless Steel New lighting Flexibility/adaptation Reconfiguration/modernization Flexible resource allocation Redevelopment - Kitchen/Bath Program Other Value Creation Initiatives

Opportunity to Create Value and Reduce Exposure in Selected Markets at Attractive After-Tax Cap Rates Extensive Pipeline (over 15,000 homes) to Feed the Business for Many Years Condo Conversion Summary date Other Value Creation Initiatives

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Safe Harbor Statement The Vinyards - Kissimmee, FL St. Johns Plantation - Jacksonville, FL The Antlers - Jacksonville, FL